SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 29, 1996

                              THE LEHIGH GROUP INC.
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             (Exact name of registrant as specified in its charter)

                Delaware                                   13-1920670
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      (State or other jurisdiction                      (I.R.S. Employer
    of incorporation or organization)                  Identification No.)

                                      1-155
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                            (Commission File Number)

     810 Seventh Avenue                                         10019
     New York, New York                                ----------------------
     ----------------------------------
                                                             (Zip Code)
     (Address of principal
      executive offices)

Registrant's telephone number, including area code: (212) 333-2620

                                                         Exhibit Index on Page 5


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         ITEM 5.  OTHER EVENTS

                  1. The Company and First Medical Corporation ("FMC") have entered into an Agreement and Plan of Merger dated October 29, 1996 providing for the merger of FMC with a subsidiary of the Company. The Company and DHB Capital Group Inc. ("DHB") have terminated the proposed merger between DHB and a subsidiary of the Company.

                  2. The Company has been named as a defendant in a lawsuit brought in the Supreme Court, State of New York, entitled SOUTHWICKE CORPORATION
V. THE LEHIGH GROUP, INC. [ET. AL,], Index No. 96 604932, a copy of the Complaint in which is annexed as an exhibit hereto.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits -

                  99.1 Complaint in SOUTHWICKE CORPORATION V. THE LEHIGH GROUP, INC. [ET. AL.], Supreme Court, State of New York, Index No. 96 604932.

                  99.2 Letter dated October 11, 1996 from DHB Capital Group Inc. to the Company terminating the Agreement and Plan of Reorganization between the two companies.

                  99.3 Press release dated October 11, 1996 announcing the termination of the Company's merger agreement with DHB Capital Group Inc.

                  99.4 Letter dated October 24, 1996 from Salvatore Zizza to DHB Capital Group Inc. ("DHB") confirming the termination of the option to purchase 6,000,000 shares of the Company's common stock granted by Mr. Zizza to DHB by letter dated July 8, 1996.

                  99.5 Agreement and Plan of Merger dated October 29, 1996 between the Company, First Medical Corporation and a subsidiary of the Company.

                  99.6 Debenture dated October 29, 1996 from the Company to First Medical Corporation in the principal amount of $300,000.

                  99.7 Letter dated October 29, 1996 from Salvatore J. Zizza to First Medical Corporation ("FMC") granting to FMC an option to purchase 6,000,000 shares of the Common Stock of the Company.


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
                  99.8 Promissory Note dated October 29, 1996 from First Medical Corporation to Salvatore J. Zizza in the principal amount of $100,000.

                  99.9 Press release dated October 29, 1996 announcing that the Company and First Medical Corporation executed a definitive merger agreement.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   THE LEHIGH GROUP INC.
                                   (Registrant)


Dated: November 7, 1996            By: /S/ROBERT A. BRUNO
                                       ---------------------------
                                       Name:  Robert A. Bruno
                                       Title: Vice President and
                                              General Counsel


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
                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------

         99.1 Complaint in SOUTHWICKE CORPORATION V. THE LEHIGH GROUP, INC. [ET. AL.], Supreme Court, State of New York, Index No. 96 604932.

         99.2 Letter dated October 11, 1996 from DHB Capital Group Inc. to the Company terminating the Agreement and Plan of Reorganization between the two companies.

         99.3 Press release dated October 11, 1996 announcing the termination of the Company's merger agreement with DHB Capital Group Inc.

         99.4 Letter dated October 24, 1996 from Salvatore Zizza to DHB Capital Group Inc. ("DHB") confirming the termination of the option to purchase 6,000,000 shares of the Company's common stock granted by Mr. Zizza to DHB by letter dated July 8, 1996.

         99.5 Agreement and Plan of Merger dated October 29, 1996 between the Company, First Medical Corporation and a subsidiary of the Company.

         99.6 Debenture dated October 29, 1996 from the Company to First Medical Corporation in the principal amount of $300,000.

         99.7              Letter dated October 29, 1996 from Salvatore J.
                           Zizza to First Medical Corporation ("FMC") granting to FMC an option to purchase 6,000,000 shares of the Common Stock of the Company.

         99.8 Promissory Note dated October 29, 1996 from First Medical Corporation to Salvatore J. Zizza in the principal amount of $100,000.

         99.9 Press release dated October 29, 1996 announcing that the Company and First Medical Corporation executed a definitive merger agreement.


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